Exhibit 99.1
Highly Confidential Subject to Express Confidentiality Agreement Subject to FRE 408
Walter Investment Management Corp.
July 2017

Highly Confidential Subject to Express Confidentiality Agreement DISCLAIMER Subject to FRE 408
CONFIDENTIAL INFORMATION
This document has been prepared by Walter Investment Management Corp. (“Walter”), and is for information purposes only. By accepting this document, you hereby acknowledge that (a) the information contained herein (the “Confidential Information”) contains material non-public information relating to Walter and its affiliates (collectively, the “Companies”); (b) the confidential information is provided as of the date of this presentation or as otherwise specified herein, and none of Walter or the parties disclosing such information has any duty, or undertakes any obligation, to update such confidential information at any time; and (c) the confidential information is preliminary and subject to change and may not be further disseminated. This document should be read in conjunction with Walter’s SEC Reports (as hereafter defined).
Forward-Looking Information
This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “projects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” “targets,” “anticipates,” “opportunity” or other similar expressions. Such statements include, but are not limited to, statements relating to the proposed transaction described herein, estimated and projected financial and operating metrics, estimated and projected non-GAAP financial measures, descriptions of management’s strategy, plans, objectives or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.
Forward-looking statements are subject to significant known and unknown risks, uncertainties, challenges and other important factors, and Walter’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on Walter’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any strategic initiatives or transactions Walter considers. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described below and in more detail under the heading “Risk Factors” in Walter’s Annual Report on Form 10-K for the year ended December 31, 2016, Walter’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, and any amendments to such reports and the restatement of financial information included therein as contemplated in Walter’s Current Report on Form 8-K dated May 26, 2017 (the “Restated Reports”), and in Walter’s other filings with the SEC (all such filings, “Walter’s SEC Reports”).
In particular (but not by way of limitation), the following important factors, risks and uncertainties could affect our future results, performance and achievements and could cause actual results, performance and achievements to differ materially from those expressed in the forward-looking statements: • our ability to operate our business in compliance with existing and future laws, rules, regulations and contractual commitments affecting our business, including those relating to the origination and servicing of residential loans, default servicing and foreclosure practices, the management of third-party assets and the insurance industry, and changes to, and/or more stringent enforcement of, such laws, rules, regulations and contracts; • scrutiny of our industry by, and potential enforcement actions by, federal and state authorities; • the substantial resources (including senior management time and attention) we devote to, and the significant compliance costs we incur in connection with, regulatory compliance and regulatory examinations and inquiries, and any consumer redress, fines, penalties or similar payments we make in connection with resolving such matters; • uncertainties relating to interest curtailment obligations and any related financial and litigation exposure (including exposure relating to false claims); • potential costs and uncertainties, including the effect on future revenues, associated with and arising from litigation, regulatory investigations and other legal proceedings, and uncertainties relating to the reaction of our key counterparties to the announcement of any such matters; • our dependence on U.S. GSEs and agencies (especially Fannie Mae, Freddie Mac and Ginnie Mae) and their residential loan programs and our ability to maintain relationships with, and remain qualified to participate in programs sponsored by, such entities, our ability to satisfy various existing or future GSE, agency and other capital, net worth, liquidity and other financial requirements applicable to our business, and our ability to remain qualified as a GSE and agency approved seller, servicer or component servicer, including the ability to continue to comply with the GSEs’ and agencies’ respective residential loan selling and servicing guides;
WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter’s Form 10-K for the year ended December 31, 2016, Walter’s Form 10-Q for the period ended March 31, 2017, and Walter’s other Page 2 filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Highly Confidential Subject to Express Confidentiality Agreement
DISCLAIMER (cont.) Subject to FRE 408
• uncertainties relating to the status and future role of GSEs and agencies, and the effects of any changes to the origination and/or servicing requirements of the GSEs, agencies or various regulatory authorities or the servicing compensation structure for mortgage servicers pursuant to programs of GSEs, agencies or various regulatory authorities; • our ability to maintain our loan servicing, loan origination or collection agency licenses, or any other licenses necessary to operate our businesses, or changes to, or our ability to comply with, our licensing requirements; • our ability to comply with the terms of the stipulated order resolving allegations arising from an FTC and CFPB investigation of Ditech Financial and a CFPB investigation of RMS; • operational risks inherent in the mortgage servicing and mortgage originations businesses, including our ability to comply with the various contracts to which we are a party, and reputational risks; • risks related to the significant amount of senior management turnover and employee reductions recently experienced by the Company; • risks related to our substantial levels of indebtedness, including our ability to comply with covenants contained in our debt agreements or obtain any necessary waivers or amendments, generate sufficient cash to service such indebtedness and refinance such indebtedness on favorable terms, or at all, as well as our ability to incur substantially more debt; • our ability to renew advance financing facilities or warehouse facilities on favorable terms, or at all, and maintain adequate borrowing capacity under such facilities; • our ability to maintain or grow our residential loan servicing or subservicing business and our mortgage loan originations business; • our ability to achieve our strategic initiatives, particularly our ability to: increase the mix of our fee-for-service business, including by entering into new subservicing arrangements; improve servicing performance; successfully develop our originations capabilities in the consumer and wholesale lending channels; reduce our debt; and execute and realize planned operational improvements and efficiencies, including those relating to our core and non-core framework; • the success of our business strategy in returning us to sustained profitability; • changes in prepayment rates and delinquency rates on the loans we service or subservice; • the ability of Fannie Mae, Freddie Mac and Ginnie Mae, as well as our other clients and credit owners, to transfer or otherwise terminate our servicing or subservicing rights, with or without cause; • a downgrade of, other adverse change relating to, or our inability to improve our servicer ratings or credit ratings; • our ability to collect reimbursements for servicing advances and earn and timely receive incentive payments and ancillary fees on our servicing portfolio; • our ability to collect indemnification payments and enforce repurchase obligations relating to mortgage loans we purchase from our correspondent clients and our ability to collect in a timely manner indemnification payments relating to servicing rights we purchase from prior servicers; • local, regional, national and global economic trends and developments in general, and local, regional and national real estate and residential mortgage market trends in particular, including the volume and pricing of home sales and uncertainty regarding the levels of mortgage originations and prepayments; • uncertainty as to the volume of originations activity we can achieve and the effects of the expiration of HARP, which is scheduled to occur on September 30, 2017, including uncertainty as to the number of “in-the-money” accounts we may be able to refinance and uncertainty as to what type of product or government program will be introduced, if any, to replace HARP; • risks associated with the reverse mortgage business, including changes to reverse mortgage programs operated by FHA, HUD or Ginnie Mae, our ability to accurately estimate interest curtailment liabilities, our ability to fund HECM repurchase obligations, our ability to fund principal additions on our HECM loans, and our ability to securitize our HECM loans and tails; • our ability to realize all anticipated benefits of past, pending or potential future acquisitions or joint venture investments; • the effects of competition on our existing and potential future business, including the impact of competitors with greater financial resources and broader scopes of operation; • changes in interest rates and the effectiveness of any hedge we may employ against such changes;
WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the
• introductory slides of this presentation, Walter’s Form 10-K for the year ended December 31, 2016, Walter’s Form 10-Q for the period ended March 31, 2017, and Walter’s other Page 3 filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Highly Confidential Subject to Express Confidentiality Agreement
DISCLAIMER (cont.) Subject to FRE 408
• risks and potential costs associated with technology and cybersecurity, including: the risks of technology failures and of cyber-attacks against us or our vendors; our ability to adequately respond to actual or alleged cyber-attacks; and our ability to implement adequate internal security measures and protect confidential borrower information; • risks and potential costs associated with the implementation of new or more current technology, such as MSP, the use of vendors (including offshore vendors) or the transfer of our servers or other infrastructure to new data center facilities; • our ability to comply with evolving and complex accounting rules, many of which involve significant judgment and assumptions; • risks related to our deferred tax asset, including the effect of the Restated Reports, risk of an “ownership change” under Section 382 of the Code, changes to existing tax rates or any additional valuation allowance (including as a result of the Restated Reports); • uncertainties regarding impairment charges relating to our goodwill or other intangible assets; • risks associated with material weaknesses in our internal controls over financial reporting, including the timing and effectiveness of our remediation plans; • our ability to maintain effective internal controls over financial reporting and disclosure controls and procedures; • our ability to manage potential conflicts of interest relating to our relationship with WCO; and • risks related to our relationship with Walter Energy and uncertainties arising from or relating to its bankruptcy filings and liquidation proceedings, including potential liability for any taxes, interest and/or penalties owed by the Walter Energy consolidated group for the full or partial tax years during which certain of the Company’s former subsidiaries were a part of such consolidated group and certain other tax risks allocated to us in connection with our spin-off from Walter Energy.
For additional information regarding important factors that may cause actual results to materially differ from the financial forecasts included herein, refer to the section in this presentation titled “Certain Company Forecasts.” All forward-looking statements are expressly qualified in their entirety by the cautionary statements contained herein and in Walter’s Annual Report, Quarterly Report and the Restated Reports.
The factors, risks and uncertainties discussed above are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond Walter’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although Walter believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, prospective purchasers are cautioned not to place undue, if any, reliance on such forward-looking statements. The inclusion of such information should not be regarded as a representation by Walter or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE SUCH STATEMENTS WERE MADE OR ANY EARLIER DATE INDICATED HEREIN, AND WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, CHANGES IN UNDERLYING ASSUMPTIONS OR OTHERWISE. If Walter were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that Walter would make additional updates or corrections thereafter.
WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter’s Form 10-K for the year ended December 31, 2016, Walter’s Form 10-Q for the period ended March 31, 2017, and Walter’s other Page 4 filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Highly Confidential Subject to Express Confidentiality Agreement
DISCLAIMER (cont.) Subject to FRE 408
CERTAIN COMPANY FORECASTS
Walter does not publicly disclose detailed financial projections and forecasts as to future performance, earnings or other results due to various reasons, including the uncertainty and subjectivity of the underlying assumptions and estimates, the difficulty of predicting economic and market conditions and the difficulty of accurately forecasting Walter’s performance in near and extended future periods.
The internal financial forecasts included herein (the “Forecasts”) were prepared in connection with Walter’s debt restructuring initiative. While the Forecasts were prepared in good faith by the management of Walter, with the assistance of its outside advisors and at the direction of Walter’s Board of Directors, they were not prepared with a view towards public disclosure and were not prepared in accordance with generally accepted accounting principles (“GAAP”) or other published guidelines relating to prospective financial information. The inclusion of the Forecasts in this presentation should not be regarded as an indication that Walter considers this information to be necessarily predictive of actual future results, and readers are cautioned not to place undue reliance, if any, on such information.
Neither the Company’s independent auditor nor any other independent accountant has examined, compiled, or performed any procedures with respect to the Forecasts contained herein and, accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the prospective financial information.
No assurance can be made regarding future events and the disclosure of these Forecasts should not be regarded as an indication that Walter, its Board of Directors, its outside advisors or any other person considered, or now considers, the Forecasts to be a reliable prediction of future results, and the Forecasts should not be relied upon as such. The Forecasts cover multiple years and prospective financial information by its nature becomes subject to greater uncertainty with each successive year.
In addition, the Forecasts reflect estimates, assumptions and business decisions as of the time of its preparation, all of which are subject to change. The estimates, assumptions and business decisions made by management upon which the Forecasts are based involve significant judgment with respect to, among other matters, future industry performance, general business, economic, regulatory, market and financial conditions, many of which are difficult or impossible to predict accurately, are subject to significant operational, economic, competitive or other third party risks and uncertainties, and are beyond Walter’s control. Management of Walter has limited visibility into the likelihood of the occurrence and potential magnitude of the material risks to Walter’s performance in the unpredictable operating environment surrounding Walter, including, but not limited to the potential effects of a changing interest rate environment, changes in government regulation of the financial services sector generally (including the servicing, originations and reverse mortgage sectors in which Walter operates), and government programs relating to the mortgage industry.
There can be no assurance that the estimates and assumptions made in preparing the Forecasts will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected results. The Forecasts also reflect estimates, assumptions and business decisions that do not reflect the effects of the outcome of the Company’s debt restructuring initiative (or any failure of the significant de-leveraging transaction contemplated), or any other changes that may in the future affect Walter or its assets, business activities, operations, properties, corporate structure, capitalization and management. For additional information regarding important factors that may cause actual results to materially differ from the Forecasts, refer to the section in this presentation titled “Forward-Looking Statements.” None of Walter or any of its respective affiliates, advisors, officers, directors or representatives has made or makes any representation to any stockholder of Walter or any other person regarding the information included in the Forecasts or the ultimate performance of Walter compared to the information included in the Forecasts or that the Forecasts will ultimately be achieved. In light of the numerous factors and uncertainties inherent in the Forecasts, including but not limited those factors referenced above, you are cautioned not to place undue, if any, reliance on the Forecasts.
THE FORECASTS ARE FORWARD-LOOKING INFORMATION AND SPEAK ONLY AS OF THE DATE SUCH STATEMENTS WERE MADE OR ANY EARLIER DATE INDICATED HEREIN, AND WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, CHANGES IN UNDERLYING ASSUMPTIONS OR OTHERWISE.
WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter’s Form 10-K for the year ended December 31, 2016, Walter’s Form 10-Q for the period ended March 31, 2017, and Walter’s other Page 5 filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Walter Investment Management Corp. Overview

- Walter Investment Management is an independent servicer and originator of mortgage loans and servicer of reverse mortgage loans

Servicing

- Services approximately 1.9 million residential loans with an aggregate UPB of $220 billion
- $111 billion UPB, or ~51%, related to owned servicing rights or loans, while $109 billion UPB, or ~49%, related to subservicing
- A majority of owned servicing rights are serviced for FNMA, FHLMC and GNMA
- Primary subservicing customer is New Residential Mortgage LLC ("NRM")

Originations

- Originates residential loans through its consumer, correspondent and wholesale channels
- The Company funded $5.0 billion in loan volume in Q1'2017, including $3.2 billion in the correspondent channel and $1.7 billion in the consumer channel
- In Q1'2017, the mix of loans sold by UPB consisted of FNMA: 42%, GNMA: 42%, FHLMC: 16%

Reverse

- Primarily focuses on the servicing of reverse loans
- Services approximately 116 thousand reverse mortgage loans with an aggregate UPB of $20.5 billion
- Walter exited the reverse mortgage originations business in January 2017
- The Company continues to evaluate strategic alternatives for Reverse

Note: All figures as of or for the quarter ended March 31, 2017

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 6

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Transformational Action Plan

- Walter is repositioning its business to focus on core operations and is implementing numerous operational improvements

Core vs. Legacy	▪ Walter has adopted a Core and Legacy framework to ensure resources are focused on the highest value opportunities ▪ **Core** businesses will operate under the Ditech brand and include Lending and Servicing Operations related to GSE and GNMA products ▪ **Legacy** assets will include non-strategic operations, locations and portfolios
Reduce Capital Requirements	▪ Walter continues to transition to a fee-for-service business model ▪ During 2016, Walter sold MSRs with an aggregate UPB of ~$60 billion to NRM with subservicing retained ▪ In connection with Walter's shift to fee-for-service, the Company has begun selling newly originated GSE MSRs on a flow basis to NRM, with subservicing retained ▪ The Company is seeking to enter into additional arrangements to sell MSR to other buyers, generally on a flow basis with subservicing retained
Cost Management & Operational Enhancements	▪ Company-wide process re-engineering projects are underway ▪ Initiatives focused on consolidating and simplifying infrastructure across the company, operating cost savings, revenue enhancements, servicing performance and customer experience ▪ The transformation plan includes additional significant cost reductions expected to be realized by 2019 including approximately $125 million[(1)] of run-rate cost reduction initiatives that have yet to be fully implemented ▪ Focus on fostering a culture of continuous improvement to enhance customer interactions, operational efficiencies and compliance
Originations Transformation	▪ To offset the impact of servicing portfolio run-off, the Company is focused on increasing lead sources and pull through rates to drive portfolio retention and access new customers, originating purchase money loans and retaining subservicing

(1) Does not include expenses required to achieve these run-rate cost reductions

Walter Investment Management Corp.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 7

Highly Confidential Subject to Express Confidentiality Agreement Servicing Subject to FRE 408
Walter continues its shift to a fee-for-service model as it increases its subservicing as a percentage of the portfolio
Continue transition to a fee-for-service business model, which results in a decline in servicing, incentive and performance fees
Capital Focus
Servicing and related fees for owned MSRs are significantly higher than contractual subservicing fees    Subservicing eliminates certain costs, including amortization of servicing rights
Ability to obtain a competitive cost structure given the Company’s geographic footprint and history of being a high-touch servicer of delinquent loans    Ability to implement initiatives to reduce costs on pace with or faster than declining revenues    Unpredictable earnings and losses attributed to MSR fair value adjustments Challenges    Ability to reduce portfolio delinquency    Ability to replenish the servicing portfolio through a combination of new originations and onboarding new subservicing in 2017, 2018 and 2019    Ability to deploy effective technology for customer self-service in a timely fashion and to aid in building efficient processes and automation within servicing operations
Select industry participants are pursuing a fee-for-service business model
Currently, there is a limited number of buyers for MSRs with subservicing retained by the seller
Sector Review    Subservicers need to be efficient operators in order to achieve acceptable levels of profitability under the fee-for-service business model    Regulatory oversight of the industry continues at heightened levels
WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter’s Form 10-K for the year ended December 31, 2016, Walter’s Form 10-Q for the period ended March 31, 2017, and Walter’s other Page 8 filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Servicing (cont.)

- Projections for certain key operating metrics are detailed below

Key Metrics

$ millions (except UPB)

	Actual		Projected		
	2015	2016	2017	2018	2019
Average UPB Serviced ($ Billions)	$ 244.7	$ 244.1	$ 217.4	$ 208.0	$ 216.6
% Ending UPB Subserviced	20%	50%	59%	62%	67%
Servicing Rights[1]	$ 1,781.3	$ 1,024.2	$ 727.3	$ 664.0	$ 600.6
Servicing Revenue and Fees[2]	897.1	827.4	598.5	505.9	487.2
Income / (Loss) before Income Taxes[3]	(269.8)	(690.4)	(54.4)	6.9	32.6
Adjusted Earnings (loss)	$ 63.1	$ (95.2)	$ (28.9)	$ 17.7	$ 37.6
Adjusted Earnings Margin	*3 bps*	*(4) bps*	*(1) bps*	*1 bps*	*2 bps*
AEBITDA	$ 380.3	$ 210.9	$ 147.4	$ 152.9	$ 165.4
AEBITDA Margin	*16 bps*	*9 bps*	*7 bps*	*7 bps*	*8 bps*

(1) The projected Servicing Rights values were based on preliminary June 2017 valuation metrics and do not assume any future fair value adjustments
(2) Servicing Revenue and Fees includes servicing fees, incentive and performance fees and ancillary and other fees. Does not include fair value adjustments or amortization of servicing rights
(3) Projected Income before Taxes excludes future fair value adjustments, except for the preliminary servicing rights fair value adjustment of $(65) million in June 2017

Walter Investment Management Corp.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 9

Highly Confidential Subject to Express Confidentiality Agreement Originations Subject to FRE 408
The Company’s goal is to transform the originations business by rebuilding the consumer lending channel to improve retention and acquire new customers Capital Focus    Growing the correspondent and wholesale lending channels    Increase brand awareness through increased marketing, enhanced consumer facing technology and the recruitment of new loan officers    Transition from principally a refinance focused strategy to include a purchase money strategy while increasing market share from 1.1%(1) in 2016 to 1.6%(1) in 2019    Growing purchase money originations in the consumer, correspondent and wholesale channels while industry mortgage originations are projected to decrease(1) Challenges    Achieving projected volume as lead sources change and the Company builds out its origination capabilities    Performance year-to-date 2017 has been below expectations as new leads, pull-through rates and recapture rates are below anticipated levels    Identifying MSR flow sale counterparties in addition to NRM in an effort to reduce the need for long term capital    Ability to deploy effective technology to reach, attract and retain new and existing customers    Industry sources predict a significant decline in U.S. mortgage origination activity in 2017 compared to 2016    Origination volume of $1.6 trillion in 2017, down from $1.9 trillion in 2016 driven by a 41.4% decline in refinance origination volume    Anticipated rising rate environment combined with the expiration of HARP in September 2017 is expected to Sector Review(1) adversely impact refinance volumes    Purchase originations are projected to increase by 9.5%    Slowdown in origination volumes likely results in lower industry-wide profitability as lenders reduce margins to maintain market share
(1) Source: MBA Mortgage Finance Forecast as of June 12, 2017
WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter’s Form 10-K for the year ended December 31, 2016, Walter’s Form 10-Q for the period ended March 31, 2017, and Walter’s other Page 10 filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Originations (cont.)

- Projections for certain key operating metrics are detailed below

Key Metrics

$ millions

	Actual		Projected		
	2015	2016	2017	2018	2019
Revenue	$ 493.8	$ 449.4	$ 320.4	$ 383.7	$ 482.0
Income before Income Taxes[1]	123.5	135.1	38.6	54.3	96.9
Adjusted Earnings	133.0	153.8	42.4	56.5	98.6
AEBITDA	157.6	160.7	51.4	74.0	118.7
Funded Volume – By Channel					
Total Funded Volume	$ 25.1	$ 20.3	$ 17.5	$ 23.0	$ 25.6
Volume Growth - %	*36.0%*	*(19.0%)*	*(13.8%)*	*30.9%*	*11.7%*
WAC % Market Share	*1.5%*	*1.1%*	*1.1%*	*1.4%*	*1.6%*
Industry Volume ($ Billions)[2]					
Total Volume	$ 1,630.0	$ 1,891.0	$ 1,612.0	$ 1,588.0	$ 1,640.0
% Growth	*45.3%*	*16.0%*	*(14.8%)*	*(1.5%)*	*3.3%*

(1) Projected Income before Taxes excludes future fair value adjustments
(2) Source: MBA Mortgage Finance Forecast as of June 12, 2017 for projected periods

Walter Investment Management Corp.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 11

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Reverse

Capital Focus	▪ Exit of reverse originations to focus on servicing while supporting tail draw obligations ▪ The Company continues to review strategic alternatives for the Reverse business
Challenges	▪ Ability to implement initiatives to reduce costs ▪ Funding required to enable the Company to satisfy buyout obligations from GNMA securitization pools ▪ HUD's mortgagee letter changes that went into effect in April 2017 cause timing delays on claim reimbursements and additional working capital requirements ▪ The net carrying value of the reverse securitized loan book was a net liability of $(76.0) million as of 3/31/2017 ▪ Ability to establish automated controls to minimize or eliminate manual controls
Sector Review	▪ Legacy reverse assets frequently have negative value due to legacy industry underwriting practices (causing higher default servicing costs) and regulatory changes

Key Metrics

$ millions

	Actual		Projected		
	2015	2016	2017	2018	2019
Revenue[1]	$ 147.6	$ 95.8	$ 102.5	$ 102.6	$ 128.0
Loss before Income Taxes[1]	(112.3)	(84.5)	(23.3)	(20.2)	(12.5)
Adjusted Loss	(13.1)	(49.9)	(21.3)	(19.2)	(11.5)
AEBITDA	(3.1)	(41.9)	(16.4)	(15.7)	(9.3)
Reverse Servicing Portfolio (Ending UPB)					
Owned Servicing	$ 12,579.0	$ 12,371.4	$ 11,291.7	$ 9,763.0	$ 8,138.2
Subservicing	7,505.1	8,290.8	7,841.9	8,730.5	10,647.7
Total	**$ 20,084.1**	**$ 20,662.2**	**$ 19,133.6**	**$ 18,493.5**	**$ 18,785.9**

(1) Projections exclude future fair value adjustments

Walter Investment Management Corp.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 12

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Three-Year Financial Projections

Projected Financial Performance

- Continued implementation of operational and performance improvements in 2017 is intended to position Walter to take advantage of growth opportunities in 2018 – 2019, including servicing growth and diversification through customer acquisition and increased retention through distribution channels
  - Projected 2019 AEBITDA includes significant cost reductions to be realized by 2019 including approximately $125 million[4] of run-rate cost reduction initiatives that are yet to be fully implemented
  - As the Company transitions to a fee-for-service business model by selling an increased proportion of OMSRs through flow sales, the Company's ability to generate current cash flow will increase
- The projected financial performance does not include any earnings or losses attributable to fair value adjustments

Projected Financial Performance[1]

$ millions	FY 2017 Forecast	FY 2018 Forecast	FY 2019 Forecast
Income (Loss) before Income Taxes			
Servicing	$ (54.4)	$ 6.9	$ 32.6
Originations	38.6	54.3	96.9
Reverse Mortgage	(23.3)	(20.2)	(12.5)
Other[2]	(158.1)	(89.3)	(68.7)
Consolidated	**$ (197.2)**	**$ (48.3)**	**$ 48.3**
Adjusted Earnings (Loss)			
Servicing	$ (28.9)	$ 17.7	$ 37.6
Originations	42.4	56.5	98.6
Reverse Mortgage	(21.3)	(19.2)	(11.5)
Other	(122.2)	(78.2)	(62.5)
Consolidated	**$ (130.0)**	**$ (23.2)**	**$ 62.2**
AEBITDA			
Servicing	$ 147.4	$ 152.9	$ 165.4
Originations	51.4	74.0	118.7
Reverse Mortgage	(16.4)	(15.7)	(9.3)
Other	(0.4)	17.5	35.1
Consolidated	**$ 182.0**	**$ 228.7**	**$ 309.9**
Net Investment in Retained OMSRs[3]	$ (88.6)	$ (57.2)	$ (44.4)
AEBITDA less Net Investment in Retained OMSRs	**$ 93.4**	**$ 171.5**	**$ 265.5**

(1) Includes actual unaudited results for January – May 2017 and projections for June 2017 through December 2019; The projections do not include any future fair value adjustments, except for a preliminary servicing rights fair value adjustment of $(65) million in June 2017, and are based on May 2017 valuation metrics. Projected income (loss) before income taxes excludes fair value adjustments
(2) Includes gain on sale of the insurance business of $68 million and unallocated expense reductions related to the Company's site consolidation plan that are directly related to Servicing, Originations and Reverse Mortgage business segments. The illustrative proposed transaction included in these materials could result in a significant economic gain for the Company, the magnitude of which cannot be determined at this time. For purposes of this forecast, no such gain has been included because it is indeterminate at this time. Therefore, interest expense illustrated herein is only reflective of the proposed restructured terms of the debt and does not include any GAAP treatment of the economic gain. The amount that will be recognized at inception, and amortized over the life of the new debt in the GAAP financial statements, will depend on the terms of any transaction, as completed.
(3) Represents originated MSRs that have been capitalized upon transfer of loans less OMSRs sold on a flow basis
(4) Does not include expenses required to achieve these run-rate cost reductions

Walter INVESTMENT MANAGEMENT CORP.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 13

Highly Confidential Subject to Express Confidentiality Agreement
2017 AEBITDA Bridge Subject to FRE 408
AEBITDA Bridges from 2016 to 2019(1)
$ millions $350 $323 $300 $(76) $250 $(25) $200 $26 $182 $(212) $150 $178 $(6) $(25) $100 $50 $-FY16 Consumer Business Servicing Servicing Insurance RMS Miscellaneous / FY17 Lending Lending Revenue Expenses Sale Other(2) $350 $300 $229 $250 $182 $20 $200 $45 $(103) $88 $(3) $150 $(0) $100 $50 $-FY17 Consumer Business Servicing Servicing RMS Miscellaneous / FY18 Lending Lending Revenue Expenses Other(2) $350 $310 $300 $40 $229 $10 $20 $4 $250 $26 $(19) $200 $150 $100 $50 $-FY18 Consumer Business Servicing Servicing RMS Miscellaneous / FY19 Lending Lending Revenue Expenses Other(2)
(1) Figures grouped above do not correspond to the Company’s business segments
(2) Other / Miscellaneous primarily comprises cost savings resulting from site consolidation and corporate initiatives
WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter’s Form 10-K for the year ended December 31, 2016, Walter’s Form 10-Q for the period ended March 31, 2017, and Walter’s other Page 14 filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Select Assets & Liabilities – Historical and Projected

Select Assets & Liabilities – Pro Forma for the Proposed Transaction

$ millions

	Actual		Projected[1]				
	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017	12/31/2018	12/31/2019
Select Assets							
Cash and Cash Equivalents	$ 224.6	$ 237.2	$ 459.0	$ 177.0	$ 285.9	$ 342.5	$ 339.5
Restricted Cash	204.5	174.3	205.8	197.7	172.9	149.4	153.6
Residential Loans, Net	13,081.8	12,919.4	12,674.1	12,464.3	12,333.3	11,322.2	10,340.6
Receivables, Net	268.0	224.3	164.5	170.6	168.5	126.4	120.4
Servicer and Protective Advances, Net	1,195.4	1,005.2	941.9	838.4	685.0	578.0	499.6
Servicing Rights, Net[1]	1,029.7	1,006.4	913.1	890.2	731.3	666.9	602.6
Premises and Equipment, Net	82.6	74.0	68.6	66.2	61.8	51.1	38.1
Other Assets	242.3	201.3	203.8	220.6	206.2	186.3	202.5
Total	**$ 16,328.9**	**$ 15,842.1**	**$ 15,630.8**	**$ 15,025.0**	**$ 14,644.9**	**$ 13,422.8**	**$ 12,296.9**
Select Liabilities							
Payables and Accrued Liabilities[2]	$ 759.0	$ 699.7	$ 708.1	$ 702.8	$ 689.4	$ 673.6	$ 651.6
Servicer Payables	146.3	138.1	146.4	138.5	137.0	137.7	145.2
Servicing Advance Liabilities	783.2	662.2	624.8	561.0	406.3	339.8	275.8
Warehouse Borrowings	1,203.4	1,094.7	1,300.4	1,338.4	1,554.2	1,946.8	2,478.9
Excess Servicing Spread Liability at Fair Value	1.9	3.5	-	-	-	-	-
Corporate Debt	2,129.0	2,112.3	2,117.0				
Term Loan				1,229.2	1,130.6	1,087.2	1,051.7
Second Lien Notes				200.0	200.4	201.9	203.5
Mortgage-Backed Debt	944.0	917.0	879.0	793.2	767.7	666.6	575.6
HMBS Related Obligations at Fair Value	10,509.4	10,289.5	10,043.1	9,830.7	9,574.7	8,223.9	6,721.2
Total	**$ 16,476.2**	**$ 15,917.0**	**$ 15,818.8**	**$ 14,793.8**	**$ 14,460.3**	**$ 13,277.5**	**$ 12,103.5**

(1) The projections do not include any future fair value adjustments, except for a preliminary servicing rights fair value adjustment of $(65) million in June 2017, and are based on May 2017 valuation metrics
(2) Loans Subject to Repurchase from GNMA are projected at $232 million throughout the projected period

Walter Investment Management Corp.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 15

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Operating Debt Facility Summary

- A historical summary of the Company's operating debt facilities is below
- During the first six months of 2017, counterparties reduced advance rates and increased restricted cash requirements, resulting in an estimated $100 million reduction to liquidity
- The projections assume that 50% of these credit protections will be released following a deleveraging transaction and that borrowings under the operating debt facilities will equal the maximum allowed under the respective borrowing bases

Operating Debt Facilities

$ millions

December 31, 2016	Committed	Uncommitted	Total Capacity	Outstanding Debt	Average Advance Rate	Unfinanced Eligible Collateral	Ineligible Collateral
Ditech Origination Warehouse Facilities	$ 920.0	$ 1,200.0	$ 2,120.0	$ 1,066.9	96.90%	none	none
Ditech Servicing Advance Facilities	1,200.0	-	1,200.0	785.6	84.10%	none	249.6
RMS GNMA Buyout Facilities	200.0	100.0	300.0	124.9	86.00%	182.6	34.4

June 30, 2017	Committed	Uncommitted	Total Capacity	Outstanding Debt	Average Advance Rate	Unfinanced Eligible Collateral	Ineligible Collateral
Ditech Origination Warehouse Facilities	$ 900.0	$ 1,020.0	$ 1,920.0	$ 891.2	92.70%	none	none
Ditech Servicing Advance Facilities	925.0	30.0	955.0	545.5	81.20%	none	181.3 (1)
RMS GNMA Buyout Facilities	250.0	250.0	500.0	440.9	81.00%	42.9	31.4

(1) Servicing advance ineligible collateral is based on 5/31/17 cutoff

Walter Investment Management Corp.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 16

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Illustrative Pro-Forma Corporate Debt

- The Proposed Transaction contemplates the following:
  - Term Loan – To consent to an amendment which will provide a $200 million paydown at par (composed of $150 million at or prior to closing plus $50 million of scheduled amortization paid on 12/31/2017), increase the interest rate to L + 6.00% and extend the maturity until June 2022, among other terms as detailed in the Term Loan Amendment Term Sheet
  - Unsecured Notes – To exchange existing notes for $200 million of New Second Lien Notes plus Common Equity along with consent to amend the existing Unsecured Notes Indenture to remove substantially all of the restrictive covenants therein
  - Convertible Notes – To receive $40 million via a public tender offer
- The pro-forma capital structure below depicts the Proposed Transaction and assumes 100% participation from the Term Loan, Unsecured Notes and Convertible Notes

Illustrative Deleveraging Transaction – Pro-Forma Capital Structure[(1)]

$ millions

	Pre-Transaction	Transaction Adjustment	Post-Transaction
Term Loan	$ 1,395.2	$ (150.0)	$ 1,245.2
Second Lien Notes	-	200.0	200.0
Unsecured Notes	538.7	(538.7)	-
Convertible Notes	242.5	(242.5)	-
Less: Excess Cash Available[(2)]	(190.0)	190.0	-
Total	**$ 1,986.4**	**$ (541.2)**	**$ 1,445.2**

Note: the exhibit above is illustrative in nature and does not reflect the current proposals under negotiation between the Company and the Term Loan Lenders

(1) *Figures represent par value*
(2) *Represents cash in excess of the Company's minimum operating cash balance of $200 million*

Walter Investment Management Corp.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 17

Three-Year Financial Projections – Key Assumptions

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

- The projections included in this presentation are predicated upon:
  - Stabilizing Walter's capital structure through a significant deleveraging transaction
  - Executing on the "Core and Legacy" business framework and investing in core businesses and accelerating initiatives to prepare the organization to take advantage of growth opportunities in 2018 and 2019
- Key assumptions and risks in the projections include:

General	▪ Actual unaudited results for January – May 2017 and projections for June 2017 through December 2019 ▪ Assumed closing of a significant deleveraging transaction in September 2017 ▪ Maintaining adequate access to operating debt facilities at commercially satisfactory terms to finance new originations, servicer advances and reverse GNMA buyout obligations ▪ No fair value adjustments in the forecast except for a $(65) million preliminary MSR fair value adjustment in June 2017 ▪ Achieving cost reductions across the entire business composed of (i) ~$70 million[(1)] of operating initiatives, (ii) ~$18 million[(1)] of annual run-rate IT efficiency and (iii) ~$35 million[(1)] of annual run-rate site consolidation
Financing / Working Capital	▪ The projections reflect the current working capital pressures from counterparties that has reduced liquidity by approximately $100 million during the first six months of 2017. It is assumed that 50% of these credit protections will be released following a deleveraging transaction ▪ Completion of a GNMA buyout securitization in Q4'17 creating approximately $15 million of additional liquidity ▪ Annual capital expenditures of $20 – $30 million ▪ Forecast assumes the Company funds its mandatory clean-up call obligations of $20 million in July 2017 from cash on hand and sells the remaining obligation ▪ It is assumed that cancellation of indebtedness income ("CODI") is greater than net operating losses and the Company is a cash tax payer for 2017 ▪ Projected cash generated from other working capital is primarily driven by changes in restricted cash due to release of collateral by counterparties, restricted cash requirements associated with servicer advance facilities and other miscellaneous working capital adjustments

(1) Does not include expenses required to achieve these run-rate cost reductions

Walter Investment Management Corp.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 18

Highly Confidential Three-Year Financial Projections – Subject to Express Confidentiality Agreement
Key Assumptions (cont.) Subject to FRE 408
Servicing assumptions include an increase in UPB serviced through new origination volume and new subservicing contracts in 2018 and 2019 at a rate greater than expected portfolio disappearance    New subservicing additions of $7 billion and $16 billion of UPB targeted in 2018 and 2019, respectively    MSR flow sale assumptions include the addition of new flow sale counterparties with subservicing and recapture retained    It is projected that 49%, 73% and 81% of originated MSRs will be sold on a flow basis with subservicing retained to counterparties in 2017, 2018 and 2019, respectively
Servicing Bulk
sale of MSRs with servicing retained during Q4’17 generating approximately $160 million of gross proceeds    Portfolio delinquency of 12.0%, 10.0% and 8.3% for 2017, 2018 and 2019, respectively    Loss of servicing related to a counterparty that indicated it was exploring alternatives for certain of its loan portfolios    The transfer of servicing related to certain FHLMC delinquent loans to another servicer    Projected decline in servicer and protective advances as a result of declining portfolio delinquency and the transition to the fee-for-service business model
WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter’s Form 10-K for the year ended December 31, 2016, Walter’s Form 10-Q for the period ended March 31, 2017, and Walter’s other Page 19 filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Highly Confidential Three-Year Financial Projections – Subject to Express Confidentiality Agreement
Key Assumptions (cont.) Subject to FRE 408
Origination assumptions include a fundamental shift in strategy to emphasize purchase originations to complement refinance capabilities    Total projected UPB originations volume of $17.5 billion, $23.0 billion and $25.6 billion in 2017, 2018 and 2019, respectively    Consumer UPB originations volume of $5.3 billion, $6.4 billion and $8.4 billion in 2017, 2018 and 2019, respectively    Consumer channel volume reflects recent performance and the expiration of government programs (e.g. HARP) which are partially offset by growing outbound capabilities and new retention lead sources    Correspondent UPB originations volume of $10.8 billion, $13.6 billion and $13.4 billion in 2017, 2018 and 2019, respectively Originations    Correspondent channel volume remains at reduced levels until Q4’17, at which point it is assumed to steadily increase in anticipation of having a GNMA capital partner in place by April 2018    Wholesale UPB originations volume of $1.5 billion, $3.0 billion and $3.8 billion in 2017, 2018 and 2019, respectively    Wholesale channel volume increases steadily as a result of (i) hiring of account executives, (ii) growth in GNMA volume and (iii) further expansion of geographic coverage    Volume assumptions reflect growth in mortgage origination volume despite a projected decline in overall market volume    The percentage of originations attributable to refinance is projected to be 54%, 50% and 50% in 2017, 2018 and 2019, respectively    Projected recapture rate of 23%, 28% and 31% in 2017, 2018 and 2019, respectively    Annual repurchases of reverse loans and real estate owned from securitization pools of $1.2 billion, $1.8 billion and $1.8 billion in 2017, 2018 and 2019, respectively    Projected year-end GNMA buyout balances of $0.5 billion(1), $0.9 billion(1) and $1.2 billion(1) for 2017, 2018 and
Reverse
2019, respectively
Reduction in gain on sale revenue in the projected periods driven by lower tail volume due to slower than expected draws for the IDL product
(1) Does not include securitized GNMA buyouts
WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter’s Form 10-K for the year ended December 31, 2016, Walter’s Form 10-Q for the period ended March 31, 2017, and Walter’s other Page 20 filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Highly Confidential Subject to Express Confidentiality Agreement Key Takeaways Subject to FRE 408
Substantial risk to the business exists if the Company is unable to improve its servicing performance, 1 right-size its cost structure, meet its origination volume targets and de-lever its capital structure
The Company is working closely with its counterparties to address concerns about Walter’s financial 2 condition and improve servicing performance
The transformational action plan is designed to provide sustainable and profitable growth, but it will take 3 time to achieve and it is dependent on a significant deleveraging transaction that is satisfactory to Walter’s counterparties
2017 is a transitional year for the Company as the originations business adjusts to a higher mix of 4 purchase money and Servicing continues to reduce expenses to increase profitability as a subservicer
5 Walter has opportunities in 2018 and 2019 if the debt restructuring plan is successfully implemented
A near-term significant deleveraging transaction is critical
WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter’s Form 10-K for the year ended December 31, 2016, Walter’s Form 10-Q for the period ended March 31, 2017, and Walter’s other Page 21 filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Highly Confidential Subject to Express Confidentiality Agreement
Use of Non-GAAP Measures and Definitions Subject to FRE 408
We manage our Company in three reportable segments: Servicing, Originations and Reverse Mortgage. We evaluate the performance of our business segments through the following measures: income (loss) before income taxes, Adjusted Earnings (Loss), and Adjusted EBITDA. Management considers Adjusted Earnings (Loss) and Adjusted EBITDA, both non-GAAP financial measures, to be important in the evaluation of our business segments and of the Company as a whole, as well as for allocating capital resources to our segments. Adjusted Earnings (Loss) and Adjusted EBITDA are supplemental metrics utilized by management to assess the underlying key drivers and operational performance of the continuing operations of the business. In addition, analysts, investors, and creditors may use these measures when analyzing our operating performance. Adjusted Earnings (Loss) and Adjusted EBITDA are not presentations made in accordance with GAAP and our use of these measures and terms may vary from other companies in our industry.
Adjusted Earnings (Loss) is defined as income (loss) before income taxes, plus changes in fair value due to changes in valuation inputs and other assumptions; goodwill and intangible assets impairment, if any; a portion of the provision for curtailment expense, net of expected third-party recoveries, if applicable; share-based compensation expense or benefit; non-cash interest expense; exit costs; estimated settlements and costs for certain legal and regulatory matters; fair value to cash adjustments for reverse loans; and select other cash and non-cash adjustments primarily including severance; gain or loss on extinguishment of debt; the net impact of the Non-Residual Trusts; transaction and integration costs; and certain non-recurring costs, as applicable. Adjusted Earnings (Loss) excludes unrealized changes in fair value of MSR that are based on projections of expected future cash flows and prepayments. Adjusted Earnings (Loss) includes both cash and non-cash gains from mortgage loan origination activities. Non-cash gains are net of non-cash charges or reserves provided. Adjusted Earnings (Loss) includes cash generated from reverse mortgage origination activities for the period in which we were originating reverse mortgages. Adjusted Earnings (Loss) may from time to time also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors with a supplemental means of evaluating our operating performance.
Adjusted EBITDA eliminates the effects of financing, income taxes and depreciation and amortization. Adjusted EBITDA is defined as income (loss) before income taxes, plus amortization of servicing rights and other fair value adjustments; interest expense on corporate debt; depreciation and amortization; goodwill and intangible assets impairment, if any; a portion of the provision for curtailment expense, net of expected third-party recoveries, if applicable; share-based compensation expense or benefit; exit costs; estimated settlements and costs for certain legal and regulatory matters; fair value to cash adjustments for reverse loans; select other cash and non-cash adjustments primarily the net provision for the repurchase of loans sold; non-cash interest income; severance; gain or loss on extinguishment of debt; interest income on unrestricted cash and cash equivalents; the net impact of the Non-Residual Trusts; the provision for loan losses; Residual Trust cash flows; transaction and integration costs; servicing fee economics; and certain non-recurring costs, as applicable. Adjusted EBITDA includes both cash and non-cash gains from mortgage loan origination activities. Adjusted EBITDA excludes the impact of fair value option accounting on certain assets and liabilities and includes cash generated from reverse mortgage origination activities for the period in which we were originating reverse mortgages. Adjusted EBITDA may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a supplemental means of evaluating our operating performance.
WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter’s Form 10-K for the year ended December 31, 2016, Walter’s Form 10-Q for the period ended March 31, 2017, and Walter’s other Page 22 filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Highly Confidential Subject to Express Confidentiality Agreement
Use of Non-GAAP Measures and Definitions Subject to FRE 408
Adjusted Earnings (Loss) and Adjusted EBITDA should not be considered as alternatives to (i) net income (loss) or any other performance measures determined in accordance with GAAP or (ii) operating cash flows determined in accordance with GAAP. Adjusted Earnings (Loss) and Adjusted EBITDA have important limitations as analytical tools, and should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP. Some of the limitations of these metrics are:
• Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect cash expenditures for long-term assets and other items that have been and will be incurred, future requirements for capital expenditures or contractual commitments;
• Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs;
• Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect certain tax payments that represent reductions in cash available to us;
• Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future;
• Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect non-cash compensation that is and will remain a key element of our overall long-term incentive compensation package;
• Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect the change in fair value due to changes in valuation inputs and other assumptions;
• Adjusted EBITDA does not reflect the change in fair value resulting from the realization of expected cash flows; and
• Adjusted EBITDA does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our servicing rights related liabilities and corporate debt, although it does reflect interest expense associated with our servicing advance liabilities, master repurchase agreements, mortgage-backed debt, and HMBS related obligations.
Because of these limitations, Adjusted Earnings (Loss) and Adjusted EBITDA should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted Earnings (Loss) and Adjusted EBITDA only as supplements. Users of our financial statements are cautioned not to place undue reliance on Adjusted Earnings (Loss) and Adjusted EBITDA.
WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter’s Form 10-K for the year ended December 31, 2016, Walter’s Form 10-Q for the period ended March 31, 2017, and Walter’s other Page 23 filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Reconciliation of Non-GAAP Items

Reconciliation of Non-GAAP Items – 2015

$ millions

	For the Year Ended December 31, 2015				
	Servicing	Originations	Reverse	Other	Total
Net Loss					$ (263.2)
Adjust for income tax benefit					(141.2)
Income (loss) before income taxes	$ (269.8)	$ 123.5	$ (112.3)	$ (145.9)	$ (404.4)
Adjustments to income (loss) before income taxes					
Goodwill impairment	151.0	-	56.5	-	207.6
Changes in fair value due to changes in valuation inputs and other assumptions	137.2	-	-	-	137.2
Exit costs	6.5	2.6	1.6	0.9	11.6
Fair value to cash adjustment for reverse loans	-	-	2.3	-	2.3
Non-cash interest expense	1.3	-	-	10.8	12.1
Legal and regulatory matters	20.4	-	5.6	-	26.0
Share-based compensation expense	12.7	5.6	2.4	0.3	20.9
Curtailment expense	-	-	30.4	-	30.4
Other[1]	3.8	1.3	0.3	11.5	16.9
Total adjustments	332.9	9.4	99.2	23.5	465.0
Adjusted Earnings (Loss)	**63.1**	**133.0**	**(13.1)**	**(122.4)**	**60.6**
EBITDA adjustments					
Amortization of servicing rights and other fair value adjustments	269.5	-	2.1	-	271.6
Interest expense on debt	8.8	-	-	136.9	145.7
Depreciation and amortization	45.4	15.8	7.9	-	69.1
Other	(6.6)	8.8	0.1	0.3	2.7
Total adjustments	317.2	24.6	10.1	137.3	489.1
Adjusted EBITDA	**$ 380.3**	**$ 157.6**	**$ (3.1)**	**$ 14.9**	**$ 549.7**
Capitalized servicing rights (e.g. investment in OMSRs)[2]		(306.7)			(306.7)
AEBITDA less net investment in retained OMSRs		**$ (149.1)**			**$ 243.0**

Please note that numbers may not foot due to rounding

(1) Other includes exit costs

(2) Capitalized Servicing Rights are included in "Net Gains on Sales of Loans" on the Statement of Comprehensive Income (Loss)

Walter Investment Management Corp.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 24

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Reconciliation of Non-GAAP Items

Reconciliation of Non-GAAP Items – 2016

$ millions

	For the Year Ended December 31, 2016				
	Servicing	Originations	Reverse	Other	Total
Net Loss					$ (529.2)
Adjust for income tax benefit					(260.6)
Income (loss) before income taxes	$ (690.4)	$ 135.1	$ (84.5)	$ (150.0)	$ (789.8)
Adjustments to income (loss) before income taxes					
Goodwill and intangible assets impairment	319.6	-	6.7	-	326.3
Changes in fair value due to changes in valuation inputs and other assumptions	209.4	-	-	-	209.4
Exit costs	11.6	3.1	5.4	5.6	25.8
Fair value to cash adjustment for reverse loans	-	-	17.5	-	17.5
Non-cash interest expense	1.5	-	-	11.2	12.8
Legal and regulatory matters	7.2	-	-	-	7.2
Share-based compensation expense (benefit)	5.0	1.0	1.0	(0.5)	6.6
Other[(1)]	40.9	14.5	4.0	(6.3)	53.0
Total adjustments	595.2	18.7	34.7	10.0	658.5
Adjusted Earnings (Loss)	(95.2)	153.8	(49.9)	(140.0)	(131.3)
EBITDA adjustments					
Amortization of servicing rights and other fair value adjustments	256.9	-	1.8	-	258.6
Interest expense on debt	6.5	-	-	132.9	139.4
Depreciation and amortization	44.4	8.9	6.1	-	59.4
Other	(1.6)	(1.9)	0.2	0.2	(3.2)
Total adjustments	306.2	7.0	8.0	133.1	454.2
Adjusted EBITDA	$ 210.9	$ 160.7	$ (41.9)	$ (6.9)	$ 322.9
Capitalized servicing rights (e.g. investment in OMSRs)[(2)]		(197.0)			(197.0)
AEBITDA less net investment in retained OMSRs		$ (36.3)			$ 125.9

Please note that numbers may not foot due to rounding

(1) Other includes exit costs

(2) Capitalized Servicing Rights are included in "Net Gains on Sales of Loans" on the Statement of Comprehensive Income (Loss)

Walter INVESTMENT MANAGEMENT CORP.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 25

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Reconciliation of Non-GAAP Items

Reconciliation of Non-GAAP Items – 2017(1)

$ millions

	For the Year Ended December 31, 2017				
	Servicing	Originations	Reverse	Other	Total
Net Loss					$ (122.0)
Adjust for income tax benefit					(75.2)
Income (loss) before income taxes[2]	$ (54.4)	$ 38.6	$ (23.3)	$ (158.1)	$ (197.2)
Adjustments to income (loss) before income taxes					
Changes in fair value due to changes in valuation inputs and other assumptions[3]	74.1	-	-	-	74.1
Fair value to cash adjustment for reverse loans	-	-	(0.7)	-	(0.7)
Non-cash interest expense	0.6	-	-	7.3	7.9
Share-based compensation expense	3.5	1.0	0.7	0.8	6.0
Gain on sale of business	(67.7)	-	-	-	(67.7)
Other[4]	15.0	2.8	2.0	27.8	47.6
Total adjustments	25.5	3.8	2.0	35.9	67.2
Adjusted Earnings (Loss)	**(28.9)**	**42.4**	**(21.3)**	**(122.2)**	**(130.0)**
EBITDA adjustments					
Amortization of servicing rights and other fair value adjustments	141.3	-	1.5	-	142.8
Interest expense on debt	-	-	-	122.8	122.8
Depreciation and amortization	35.5	4.9	4.1	-	44.5
Other	(0.5)	4.1	(0.7)	(1.0)	1.9
Total adjustments	176.3	9.0	4.9	121.8	312.0
AEBITDA	**$ 147.4**	**$ 51.4**	**$ (16.4)**	**$ (0.4)**	**$ 182.0**
Capitalized servicing rights (e.g. investment in OMSRs)[5]		(88.6)			(88.6)
AEBITDA less net investment in retained OMSRs		**$ (37.2)**			**$ 93.4**

(1) Includes actual unaudited results for January – May 2017 and projections for June – December 2017
(2) The illustrative proposed transaction included in these materials could result in a significant economic gain for the Company, the magnitude of which cannot be determined at this time. For purposes of this forecast, no such gain has been included because it is indeterminate at this time. Therefore, interest expense illustrated herein is only reflective of the proposed restructured terms of the debt and does not include any GAAP treatment of the economic gain. The amount that will be recognized at inception, and amortized over the life of the new debt in the GAAP financial statements, will depend on the terms of any transaction, as completed.
(3) Projections do not include any changes in fair value due to changes in valuation inputs and other assumptions
(4) Other includes projected exit costs
(5) Capitalized Servicing Rights are included in "Net Gains on Sales of Loans" on the Statement of Comprehensive Income (Loss)

Walter INVESTMENT MANAGEMENT CORP

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 26

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Reconciliation of Non-GAAP Items

Reconciliation of Non-GAAP Items – 2018

$ millions

	For the Year Ended December 31, 2018				
	Servicing	Originations	Reverse	Other	Total
Net Loss					$ (27.9)
Adjust for income tax benefit					(20.4)
Income (loss) before income taxes[1]	$ 6.9	$ 54.3	$ (20.2)	$ (89.3)	$ (48.3)
Adjustments to income (loss) before income taxes					
Changes in fair value due to changes in valuation inputs and other assumptions[2]	0.3	-	-	-	0.3
Non-cash interest expense	0.6	-	-	-	0.6
Share-based compensation expense	4.3	1.7	0.8	-	6.8
Other[3]	5.6	0.5	0.2	11.1	17.4
Total adjustments	10.8	2.2	1.0	11.1	25.1
Adjusted Earnings (Loss)	**17.7**	**56.5**	**(19.2)**	**(78.2)**	**(23.2)**
EBITDA adjustments					
Amortization of servicing rights and other fair value adjustments	109.7	-	1.2	-	110.9
Interest expense on debt	-	-	-	96.8	96.8
Depreciation and amortization	30.7	8.1	4.3	-	43.1
Other	(5.2)	9.4	(2.0)	(1.1)	1.1
Total adjustments	135.2	17.5	3.5	95.7	251.9
AEBITDA	**$ 152.9**	**$ 74.0**	**$ (15.7)**	**$ 17.5**	**$ 228.7**
Capitalized servicing rights (e.g. investment in OMSRs)[4]		(57.2)			(57.2)
AEBITDA less net investment in retained OMSRs		**$ 16.8**			**$ 171.5**

(1) Excludes impact of potential GAAP deferral of a portion of the gain on debt refinancing transaction(s)
(2) Projections do not include any changes in fair value due to changes in valuation inputs and other assumptions
(3) Other includes exit costs
(4) Capitalized Servicing Rights are included in "Net Gains on Sales of Loans" on the Statement of Comprehensive Income (Loss)

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 27

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Reconciliation of Non-GAAP Items

Reconciliation of Non-GAAP Items – 2019

$ millions

	For the Year Ended December 31, 2019				
	Servicing	Originations	Reverse	Other	Total
Net Income					$ 30.5
Adjust for income tax expense					17.8
Income (loss) before income taxes[1]	$ 32.6	$ 96.9	$ (12.5)	$ (68.7)	$ 48.3
Adjustments to income (loss) before income taxes					
Changes in fair value due to changes in valuation inputs and other assumptions[2]	0.3	-	-	-	0.3
Non-cash interest expense	0.5	-	-	-	0.5
Share-based compensation expense	4.0	1.7	0.8	-	6.5
Other[3]	0.2	-	0.2	6.2	6.6
Total adjustments	5.0	1.7	1.0	6.2	13.9
Adjusted Earnings (Loss)	37.6	98.6	(11.5)	(62.5)	62.2
EBITDA adjustments					
Amortization of servicing rights and other fair value adjustments	107.1	-	0.9	-	108.0
Interest expense on debt	-	-	-	98.8	98.8
Depreciation and amortization	26.2	10.1	4.0	-	40.3
Other	(5.5)	10.0	(2.7)	(1.2)	0.6
Total adjustments	127.8	20.1	2.2	97.6	247.7
AEBITDA	$ 165.4	$ 118.7	$ (9.3)	$ 35.1	$ 309.9
Capitalized servicing rights (e.g. investment in OMSRs)[4]		(44.4)			(44.4)
AEBITDA less net investment in retained OMSRs		$ 74.3			$ 265.5

(1) Excludes impact of potential GAAP deferral of a portion of the gain on debt refinancing transaction(s)
(2) Projections do not include any changes in fair value due to changes in valuation inputs and other assumptions
(3) Other includes exit costs
(4) Capitalized Servicing Rights are included in "Net Gains on Sales of Loans" on the Statement of Comprehensive Income (Loss)

Walter INVESTMENT MANAGEMENT CORP.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 28

Highly Confidential Subject to Express Confidentiality Agreement Subject to FRE 408
Addendum
Additional Financial Disclosure
WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter’s Form 10-K for the year ended December 31, 2016, Walter’s Form 10-Q for the period ended March 31, 2017, and Walter’s other Page 29 filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Select Assets & Liabilities – Historical and Projected

- The projected select assets and liabilities below is updated for the terms of the Restructuring Support Agreement and the contemplated offers to the Unsecured Notes and the Convertible Notes, assuming an Out-of-Court Restructuring (as that term is defined in the Restructuring Support Agreement).

Select Assets & Liabilities – Pro Forma for the Proposed Transaction

$ millions

	Actual		Projected[1]				
	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017	12/31/2018	12/31/2019
Select Assets							
Cash and Cash Equivalents	$ 224.6	$ 237.2	$ 459.0	$ 178.2	$ 224.1	$ 256.1	$ 240.7
Restricted Cash	204.5	174.3	205.8	197.7	172.9	149.4	153.6
Residential Loans, Net	13,081.8	12,919.4	12,674.1	12,464.3	12,333.3	11,322.2	10,340.6
Receivables, Net	268.0	224.3	163.5	169.4	178.1	127.4	122.8
Servicer and Protective Advances, Net	1,195.4	1,005.2	941.9	838.4	685.0	578.0	499.6
Servicing Rights, Net[1]	1,029.7	1,006.4	914.1	891.4	721.7	665.8	600.1
Premises and Equipment, Net	82.6	74.0	68.6	66.2	61.8	51.1	38.1
Other Assets	242.3	201.3	203.8	220.6	206.2	186.3	202.5
Total	**$ 16,328.9**	**$ 15,842.1**	**$ 15,630.8**	**$ 15,026.2**	**$ 14,583.1**	**$ 13,336.3**	**$ 12,198.0**
Select Liabilities							
Payables and Accrued Liabilities[2]	$ 759.0	$ 699.7	$ 708.1	$ 702.8	$ 689.4	$ 673.6	$ 651.7
Servicer Payables	146.3	138.1	146.4	138.5	137.0	137.7	145.2
Servicing Advance Liabilities	783.2	662.2	624.8	561.0	406.3	339.8	275.8
Warehouse Borrowings	1,203.4	1,094.7	1,300.4	1,338.4	1,554.2	1,946.8	2,478.9
Excess Servicing Spread Liability at Fair Value	1.9	3.5	-	-	-	-	-
Corporate Debt	2,129.0	2,112.3	2,117.0				
Term Loan				1,229.2	1,068.9	1,000.5	944.7
Second Lien Notes				200.0	202.3	211.8	222.3
Mortgage-Backed Debt	944.0	917.0	879.0	793.2	767.7	666.6	575.6
HMBS Related Obligations at Fair Value	10,509.4	10,289.5	10,043.1	9,830.7	9,574.7	8,223.9	6,721.2
Total	**$ 16,476.2**	**$ 15,917.0**	**$ 15,818.8**	**$ 14,793.8**	**$ 14,400.5**	**$ 13,200.7**	**$ 12,015.4**

(1) The projections do not include any future fair value adjustments, except for a preliminary servicing rights fair value adjustment of $(65) million in June 2017, and are based on May 2017 valuation metrics

(2) Loans Subject to Repurchase from GNMA are projected at $232 million throughout the projected period

Walter Investment Management Corp.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 30

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Select Assets Detail

Residential Loans, Net Detail

$ millions

	3/31/2017 Act	6/30/2017 Fcst	9/30/2017 Fcst	12/31/2017 Fcst	12/31/2018 Fcst	12/31/2019 Fcst
Securitized HECM Loans	$ 10,155.0	$ 9,943.0	$ 9,730.5	$ 9,474.6	$ 8,123.7	$ 6,621.0
GNMA Buyouts[(1)]	387.8	566.0	558.2	572.7	916.3	1,301.0
Residential Loans in Residual Trusts	453.5	443.0	434.1	426.0	392.4	360.3
Residential Loans in Non-Residual Trusts[(2)]	440.2	417.7	379.5	366.1	314.4	268.8
Ditech GNMA Eligible for Early Buyout[(3)]	206.4	232.2	232.2	232.2	232.2	232.2
Other Residential Loans[(4)]	1,276.5	1,072.2	1,129.8	1,261.7	1,343.3	1,557.3
Total Residential Loans, Net	**$ 12,919.4**	**$ 12,674.1**	**$ 12,464.3**	**$ 12,333.3**	**$ 11,322.3**	**$ 10,340.6**

(1) Balance excludes accrued buyouts for ensuing month; balance excludes REO and accounts receivable portions of GNMA buyout asset balance. Projections include securitized collateral
(2) Assumes Non-Residual Trusts remain consolidated on balance sheet throughout projection period
(3) Offset by corresponding liability on balance sheet
(4) Primarily loans held for sale

Other Select Assets Detail

$ millions

	3/31/2017 Act	6/30/2017 Fcst	9/30/2017 Fcst	12/31/2017 Fcst	12/31/2018 Fcst	12/31/2019 Fcst
GNMA Buyout REO	$ 46.5	$ 49.4	$ 49.4	$ 49.4	$ 49.4	$ 49.4
Servicing Fee Receivables	36.7	35.0	35.0	35.0	35.0	35.0
MSR Holdback Receivables	43.0	41.2	41.0	51.7	8.5	9.9
Equity in Residual Trusts	55.7	55.3	57.3	58.8	66.5	74.2

Walter INVESTMENT MANAGEMENT CORP.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 31

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Three-Year Financial Projections

- The projected financial performance below is updated for the terms of the Restructuring Support Agreement and the contemplated offers to the Unsecured Notes and the Convertible Notes, assuming an Out-of-Court Restructuring (as that term is defined in the Restructuring Support Agreement)

Projected Financial Performance(1)

$ millions	FY 2017 Forecast	FY 2018 Forecast	FY 2019 Forecast
Income (Loss) before Income Taxes			
Servicing	$ (54.4)	$ 6.9	$ 32.6
Originations	38.6	54.3	96.9
Reverse Mortgage	(23.3)	(20.2)	(12.5)
Other(2)	(162.2)	(97.0)	(74.6)
Consolidated	**$ (201.3)**	**$ (56.0)**	**$ 42.4**
Adjusted Earnings (Loss)			
Servicing	$ (28.9)	$ 17.7	$ 37.6
Originations	42.4	56.5	98.6
Reverse Mortgage	(21.3)	(19.2)	(11.5)
Other	(124.7)	(85.9)	(68.3)
Consolidated	**$ (132.5)**	**$ (30.9)**	**$ 56.4**
AEBITDA			
Servicing	$ 147.4	$ 152.9	$ 165.4
Originations	51.4	74.0	118.7
Reverse Mortgage	(16.4)	(15.7)	(9.3)
Other	(0.4)	17.5	35.1
Consolidated	**$ 182.0**	**$ 228.7**	**$ 309.9**
Net Investment in Retained OMSRs(3)	$ (88.6)	$ (57.2)	$ (44.4)
AEBITDA less Net Investment in Retained OMSRs	**$ 93.4**	**$ 171.5**	**$ 265.5**

(1) Includes actual unaudited results for January – May 2017 and projections for June 2017 through December 2019; The projections do not include any future fair value adjustments, except for a preliminary servicing rights fair value adjustment of $(65) million in June 2017, and are based on May 2017 valuation metrics. Projected income (loss) before income taxes excludes fair value adjustments

(2) Includes gain on sale of the insurance business of $68 million and unallocated expense reductions related to the Company's site consolidation plan that are directly related to Servicing, Originations and Reverse Mortgage business segments. The illustrative proposed transaction included in these materials could result in a significant economic gain for the Company, the magnitude of which cannot be determined at this time. For purposes of this forecast, no such gain has been included because it is indeterminate at this time. Therefore, interest expense illustrated herein is only reflective of the proposed restructured terms of the debt and does not include any GAAP treatment of the economic gain. The amount that will be recognized at inception, and amortized over the life of the new debt in the GAAP financial statements, will depend on the terms of any transaction, as completed.

(3) Represents originated MSRs that have been capitalized upon transfer of loans less OMSRs sold on a flow basis

Walter Investment Management Corp.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 32

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Reconciliation of Non-GAAP Items

Reconciliation of Non-GAAP Items – 2017[1]

$ millions

	For the Year Ended December 31, 2017				
	Servicing	Originations	Reverse	Other	Total
Net Loss					$ (124.6)
Adjust for income tax benefit					(76.7)
Income (loss) before income taxes[2]	$ (54.4)	$ 38.6	$ (23.3)	$ (162.2)	$ (201.3)
Adjustments to income (loss) before income taxes					
Changes in fair value due to changes in valuation inputs and other assumptions[3]	74.1	-	-	-	74.1
Fair value to cash adjustment for reverse loans	-	-	(0.7)	-	(0.7)
Non-cash interest expense	0.6	-	-	7.3	7.9
Share-based compensation expense	3.5	1.0	0.7	0.8	6.0
Gain on sale of business	(67.7)	-	-	-	(67.7)
Other[4]	15.0	2.8	2.0	29.4	49.2
Total adjustments	25.5	3.8	2.0	37.5	68.8
Adjusted Earnings (Loss)	(28.9)	42.4	(21.3)	(124.7)	(132.5)
EBITDA adjustments					
Amortization of servicing rights and other fair value adjustments	141.3	-	1.5	-	142.8
Interest expense on debt	-	-	-	125.3	125.3
Depreciation and amortization	35.5	4.9	4.1	-	44.5
Other	(0.5)	4.1	(0.7)	(1.0)	1.9
Total adjustments	176.3	9.0	4.9	124.3	314.5
AEBITDA	$ 147.4	$ 51.4	$ (16.4)	$ (0.4)	$ 182.0
Capitalized servicing rights (e.g. investment in OMSRs)[5]		(88.6)			(88.6)
AEBITDA less net investment in retained OMSRs		$ (37.2)			$ 93.4

(1) Includes actual unaudited results for January – May 2017 and projections for June – December 2017
(2) The illustrative proposed transaction included in these materials could result in a significant economic gain for the Company, the magnitude of which cannot be determined at this time. For purposes of this forecast, no such gain has been included because it is indeterminate at this time. Therefore, interest expense illustrated herein is only reflective of the proposed restructured terms of the debt and does not include any GAAP treatment of the economic gain. The amount that will be recognized at inception, and amortized over the life of the new debt in the GAAP financial statements, will depend on the terms of any transaction, as completed.
(3) Projections do not include any changes in fair value due to changes in valuation inputs and other assumptions
(4) Other includes projected exit costs
(5) Capitalized Servicing Rights are included in "Net Gains on Sales of Loans" on the Statement of Comprehensive Income (Loss)

Walter INVESTMENT MANAGEMENT CORP

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 33

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Reconciliation of Non-GAAP Items

Reconciliation of Non-GAAP Items – 2018

$ millions

	For the Year Ended December 31, 2018				
	Servicing	Originations	Reverse	Other	Total
Net Loss					$ (32.5)
Adjust for income tax benefit					(23.5)
Income (loss) before income taxes[1]	$ 6.9	$ 54.3	$ (20.2)	$ (97.0)	$ (56.0)
Adjustments to income (loss) before income taxes					
Changes in fair value due to changes in valuation inputs and other assumptions[2]	0.3	-	-	-	0.3
Non-cash interest expense	0.6	-	-	-	0.6
Share-based compensation expense	4.3	1.7	0.8	-	6.8
Other[3]	5.6	0.5	0.2	11.1	17.4
Total adjustments	10.8	2.2	1.0	11.1	25.1
Adjusted Earnings (Loss)	**17.7**	**56.5**	**(19.2)**	**(85.9)**	**(30.9)**
EBITDA adjustments					
Amortization of servicing rights and other fair value adjustments	109.7	-	1.2	-	110.9
Interest expense on debt	-	-	-	104.5	104.5
Depreciation and amortization	30.7	8.1	4.3	-	43.1
Other	(5.2)	9.4	(2.0)	(1.1)	1.1
Total adjustments	135.2	17.5	3.5	103.4	259.6
AEBITDA	**$ 152.9**	**$ 74.0**	**$ (15.7)**	**$ 17.5**	**$ 228.7**
Capitalized servicing rights (e.g. investment in OMSRs)[4]		(57.2)			(57.2)
AEBITDA less net investment in retained OMSRs		**$ 16.8**			**$ 171.5**

(1) Excludes impact of potential GAAP deferral of a portion of the gain on debt refinancing transaction(s)
(2) Projections do not include any changes in fair value due to changes in valuation inputs and other assumptions
(3) Other includes exit costs
(4) Capitalized Servicing Rights are included in "Net Gains on Sales of Loans" on the Statement of Comprehensive Income (Loss)

Walter INVESTMENT MANAGEMENT CORP.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 34

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Reconciliation of Non-GAAP Items

Reconciliation of Non-GAAP Items – 2019

$ millions

	For the Year Ended December 31, 2019				
	Servicing	Originations	Reverse	Other	Total
Net Income					$ 27.0
Adjust for income tax expense					15.4
Income (loss) before income taxes[1]	$ 32.6	$ 96.9	$ (12.5)	$ (74.6)	$ 42.4
Adjustments to income (loss) before income taxes					
Changes in fair value due to changes in valuation inputs and other assumptions[2]	0.3	-	-	-	0.3
Non-cash interest expense	0.5	-	-	-	0.5
Share-based compensation expense	4.0	1.7	0.8	-	6.5
Other[3]	0.2	-	0.2	6.3	6.7
Total adjustments	5.0	1.7	1.0	6.3	14.0
Adjusted Earnings (Loss)	**37.6**	**98.6**	**(11.5)**	**(68.3)**	**56.4**
EBITDA adjustments					
Amortization of servicing rights and other fair value adjustments	107.1	-	0.9	-	108.0
Interest expense on debt	-	-	-	104.6	104.6
Depreciation and amortization	26.2	10.1	4.0	-	40.3
Other	(5.5)	10.0	(2.7)	(1.2)	0.6
Total adjustments	127.8	20.1	2.2	103.4	253.5
AEBITDA	**$ 165.4**	**$ 118.7**	**$ (9.3)**	**$ 35.1**	**$ 309.9**
Capitalized servicing rights (e.g. investment in OMSRs)[4]		(44.4)			(44.4)
AEBITDA less net investment in retained OMSRs		**$ 74.3**			**$ 265.5**

(1) Excludes impact of potential GAAP deferral of a portion of the gain on debt refinancing transaction(s)
(2) Projections do not include any changes in fair value due to changes in valuation inputs and other assumptions
(3) Other includes exit costs
(4) Capitalized Servicing Rights are included in "Net Gains on Sales of Loans" on the Statement of Comprehensive Income (Loss)

Walter Investment Management Corp.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation, Walter's Form 10-K for the year ended December 31, 2016, Walter's Form 10-Q for the period ended March 31, 2017, and Walter's other filings with the SEC, including the Restated Reports, for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

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